                                                                    EXHIBIT 99.4

                        SUBORDINATED PARTICIPATION AGREEMENT

       THIS SUBORDINATED PARTICIPATION AGREEMENT (the "AGREEMENT") is made and entered into as of this 28th day of October, 1999, by and among Heller Financial, Inc. in its individual capacity ("HELLER") and (if applicable pursuant to Section 11.17 hereof) certain other "Lender(s)" under the Loan Agreement referred to below (each, individually (including Heller), a "SELLER" and collectively, the "SELLERS") and Heller Financial, Inc. in its capacity as Agent under the Loan Agreement referred to below (in such capacity, together with its successors in such capacity, the "AGENT") and OCM Principal Opportunities Fund, L.P. and TCW Special Credits, as general partner and/or investment manager of the funds and accounts set forth on Schedule IA hereto (collectively, the "PURCHASERS").

                                     WITNESSETH:

       WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of May 20, 1997 among Uniontools, Inc. (the "BORROWER"), Acorn Products, Inc., H.B. Sherman Manufacturing Company, Uniontools Irrigation, Inc., formerly known as UnionTools Watering Products, Inc., the Agent and the lending institutions from time to time signatory thereto (the "LENDERS"), the Lenders agreed to extend credit to the Borrower in the form of revolving credit advances, standby letters of credit, risk participations and term loans;

       WHEREAS, the Agent, the Lenders, the Loan Parties and the Borrower have entered into that certain Sixth Amendment to Amended and Restated Credit Agreement, dated as of the date hereof (the "AMENDMENT") providing, among other things, for the making by certain of the Sellers to Borrower of an additional term loan, referred to therein as the Term Loan, in one advance (such additional loan, whether made by any one of the Sellers above or by Sellers under the Loan Agreement, including the principal amount of any Term Notes issued by the Borrower respect of interest on the Term Loans, the "TERM LOAN") subject to the terms and conditions set forth therein (the aforementioned Amended and Restated Credit Agreement, dated as of May 20, 1997, as heretofore amended, as amended by the Amendment and as it may hereafter be further amended, supplemented, restated or otherwise modified, is referred to herein as the "LOAN AGREEMENT");

       WHEREAS, to evidence its obligation to repay the Term Loan under the Loan Agreement, the Borrower issued to each Seller agreeing to make the Term Loan a promissory note (whether one or more, and as they may from time to time be amended, modified, supplemented, renewed, restated or replaced, individually or collectively, as the context may require, together with any additional paid-in-kind promissory notes issued in respect of interest on the Term Loan, the "TERM NOTES") in the principal amount of the Term Loan;

       WHEREAS, the Purchasers acknowledge that the Loans, including the Term Loan, are of value to the Purchasers, and subject to the terms and conditions contained herein, the Sellers desire to convey to the Purchasers, and the Purchasers desire to purchase and assume from the Sellers, an undivided, non-voting, last out, subordinated participation interest in and to all of the Sellers' right, title, interest, claims and causes of action in and to, or arising under or in connection with (i) the Term Loan and the Loan Documents to the extent applicable thereto, and (ii) any and all cash, securities, dividends and other property or consideration, regardless of type, that may be exchanged for, distributed or collected in respect of the foregoing ("PROCEEDS"). The items described in clauses (i) and(ii) of this recital are referred to collectively herein as the "TRANSFERRED INTERESTS";

       WHEREAS, so long as Heller is the only Lender under the Loan Agreement who has made a Term Loan, each reference herein to "Seller" or "Sellers" shall mean only Heller; and

       WHEREAS, certain capitalized terms used herein are defined in Section 6 hereof and capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement;

       NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

1.     PARTICIPATION AND CLOSING

       1.1 PARTICIPATION; SUBORDINATION. (a) In the manner and to the extent hereinafter set forth, the Sellers hereby grant, sell, transfer and assign to the Purchasers and the Purchasers hereby accept, effective immediately, without recourse to any Seller, an undivided non-voting junior and fully subordinate last out participation in the Transferred Interests (the "PARTICIPATION").

              (b) Purchasers shall pay to the Sellers, in immediately available funds, an amount equal to Six Million Dollars ($6,000,000) for the Participation (the "PURCHASED AMOUNT").

              (c) The obligations of the Purchasers hereunder are absolute, unconditional and irrevocable and without limiting the generality of the foregoing neither the existence of any Default (including, without limitation, the occurrence of any insolvency proceeding or bankruptcy case of any kind with respect to the Borrower or any other Loan Party) nor any breach by any Loan Party under any Loan Document shall affect or limit the Purchasers' obligations hereunder, regardless of whether any such Default or breach occurs before, after or concurrently with the making of the Term Loan under the Loan Agreement.

              (d) The Purchaser agree that except as set forth herein, as between the

Sellers, the Lenders, Agent and the Purchasers, the Participation shall be subject and subordinate in all respects to all interests of the Sellers (and the other Lenders) in the Loans and shall be subordinate to (and not paid prior to) the prior payment indefeasibly in full in cash of all of the Obligations of the Borrower (including as a debtor-in possession) to the Lenders and the Agent (including, without limitation, all post-petition interest, fees and expenses in any bankruptcy proceeding, whether or not allowed by a bankruptcy court) and termination of the Revolving Loan Commitments. For all purposes of this Agreement, the term "Obligations" includes, without limitation, all of the Loans, regardless of how or in what manner the Loans may be incurred, or whether already incurred or incurred in the future by future advances or other financial accommodations (including to the Borrower as a debtor-in-possession) made or extended by the Lender(s) as of the date hereof or hereafter or by any other persons or entities that become holders of Loans after the date hereof, whether by amendment, modification, supplement or restatement or whether such future advances or other financial accommodations are made at the discretion of the Lender(s) or such other person or entity under the Loan Documents or pursuant to the Revolving Loan Commitments or otherwise (collectively, "FULL PAYMENT"). Notwithstanding the foregoing, (i) the Purchasers shall be entitled to receive payments in respect of the Term Loan in accordance with Section 1.5(a) of the Loan Agreement ("SECTION 1.5 PAYMENTS"), which payments shall not be subject to the subordination set forth in this Section 1.1(d), and (ii) the Purchasers' rights hereunder shall rank pari passu with, and shall not be subject or subordinate to, the success fee payable to the Lenders in accordance with
Section 1.3(d) of the Loan Agreement. For purposes of this Agreement, the term "indefeasibly" shall be deemed to mean the ninety-first (91st) day following the last payment to the Lenders and Agent in respect of Full Payment, subject, however, to the disgorgement obligations of the Purchasers under Sections 3 and 5(b) hereof. The Purchasers' interests in the liens on and security interests in the collateral securing the Term Loan from time to time (including, without limitation, any guaranties by any third parties and any property in any Seller's, Lender's or Agent's possession or control or in any deposit held or other indebtedness owing by any Seller which may be or become collateral or otherwise be available for payment to any Seller of the Loans or by reason of the right of set-off, counterclaim or otherwise) (collectively, the "COLLATERAL") shall be subject and subordinate to the Sellers' and Agent's liens on and security interests in or other rights in the Collateral and otherwise subject to the terms and conditions of this Agreement.

              (e) Notwithstanding the sale of the Participation hereunder, the Sellers shall remain the holders of the Term Loan, and the Participation shall not give rise in any way to a direct obligation of the Borrower to the Purchasers or any right of the Purchasers against the Borrower whether before or after the bankruptcy or insolvency of the Borrower or any other Loan Party, and the Sellers shall retain the right to vote any claim in respect of the Term Loan and the Participation in any bankruptcy case or insolvency proceeding, provided that following Full Payment (excluding payment of the Term Loan), each Seller's right to vote any such claim shall be assigned to the Purchasers in accordance with Section 5(b) below.

       1.2    PURCHASE PRICE.   The aggregate purchase price to be paid
hereunder at the Closing (the "PURCHASE PRICE") shall equal the Purchased
Amount.

       1.3 CLOSING. The funding of the purchase contemplated hereby (the "CLOSING") shall take place at the offices of Katten Muchin & Zavis, in Chicago, Illinois, on the Funding Date.

2.     ALLOCATIONS AND SUBORDINATION PROVISIONS

       2.1    ALLOCATIONS.   After the Funding Date, all monies received or held
by the Lenders or the Agent on or at any time from the Borrower or out of its assets or as proceeds of any Collateral (i) as payments or prepayments of interest on or principal or reimbursements of the Obligations, or (ii) as proceeds from the sale or other disposition of the Collateral, or (iii) as proceeds of set-offs or banker's liens or otherwise, and actually applied by the Lenders to the payment of the Borrower's Obligations under the Loan Agreement and the Notes, shall be applied first, to the Obligations in which the Purchasers shall not have any participation (i.e., to the Obligations other than the Term Loan) in such order as the Agent may elect, and then, following Full Payment (excluding payment of the Term Loan and assuming that the Purchasers shall have fulfilled their obligations to the Sellers hereunder) to the Term Loan, in the same funds in which such amount was received. Notwithstanding the foregoing, monies received by the Lenders or the Agent in respect of Section 1.5 Payments shall be paid to the Purchasers in accordance with Section 1.5(a) of the Loan Agreement. Accordingly, in confirmation of the terms of the first sentence herein above (but without limiting the generality thereof), subject to the immediately preceding sentence, and except to the extent that the order of items "first" through "fifth" below may be modified by the Agent or the Lenders, all monies received or held by the Seller or the Agent as referred to in the preceding sentence shall be applied, FIRST, to the payment in full of the costs and expenses (including attorney's fees) incurred by the Agent and the Lenders in effecting the recovery or collection of such monies or enforcing the Agent's or the Lender's rights and remedies under the Loan Documents, SECOND, to the payment in full of all fees, indemnities and other obligations of the Borrower to the Agent and the Lenders under any Loan Document (other than the obligation to pay principal and interest on the Loans), THIRD, to the payment in full of interest accrued on Lenders' Share of the Loans (excluding the Term Loan) at the rate specified in the Loan Agreement and the Notes, FOURTH, to the payment of all principal then due (whether in ordinary course, by acceleration, or otherwise) on the Lenders' Share of the Loans (excluding the Term Loan), FIFTH, to the repayment in full of the principal of the Lenders' Share of the Loans (excluding the Term Loan), SIXTH, to the payment in full of interest accrued on the Term Loan at the rate specified in the Loan Agreement in respect of the Term Loan, and, SEVENTH, to the repayment in full of the Term Loan. Notwithstanding anything to the contrary contained in this paragraph, the Purchasers shall not be entitled to share in any fee paid by the Borrower to any Seller. The Sellers' actions hereunder are strictly administrative, and all payments to be made by any Seller to the Purchasers hereunder shall be made only if, when and to the extent funds received by the Sellers are available in accordance with the priority of allocation provided for in this Section 2.1, and any repayment of principal or interest to the Purchasers hereunder is solely dependent on receipt by the Sellers of payment or proceeds from the Borrower.

       2.2 WAIVERS. This Agreement shall be applicable both before and after the commencement, whether voluntary or involuntary, of any bankruptcy case or insolvency proceeding of the Borrower (including, without limitation, the Borrower as a debtor-in-possession). The Purchasers shall not be entitled to any monies or other property or interests in property received by any Seller or the Agent in accordance with the provisions of the Loan Documents, whether directly or indirectly from the sale or liquidation of any Collateral, any payment or distribution of any kind, whether in cash, properties or securities (excluding, for purposes of this Section 2.2, (i) additional term notes issued by the Borrower in accordance with the requirements of Section 2 of the Term Note and
(ii) the Shares (as defined herein below) to be issued by Holdings upon exchange of the Term Note in accordance with Section 5 thereof), pursuant to any bankruptcy case or insolvency proceeding or otherwise in reduction of its Participation hereunder unless and until the Lenders have received Full Payment (excluding payment of the Term Loan). Notwithstanding the foregoing, the Purchasers shall be entitled to receive Section 1.5 Payments in accordance with
Section 1.5(a) of the Loan Agreement. Subject to the foregoing until the Lenders have received Full Payment (excluding payment of the Term Loan), any payment received by the Purchasers at any time with respect to the Term Loan shall not be commingled with any assets of the Purchasers and shall be held in trust for the benefit of the Sellers and the amount thereof remitted promptly to the Sellers in the same type of funds as received by the Purchasers for application to the payment of the Term Loan. In the event that any Seller makes any debtor-in-possession financing arrangements with the Borrower, the proceeds of which are used to repay in full or in part the Term Loan, the Purchasers shall have a continuing participation in the replacement loan therefor on the same terms and with the same priorities as set forth herein and no proceeds of any such debtor-in-possession financing shall be paid in cash to the Purchasers but shall instead be deemed to constitute a continuing Participation hereunder. Without limiting the generality of the foregoing, the Purchasers will not as a result of the Closing or otherwise, directly or indirectly, unless otherwise explicitly provided in this Agreement, acquire (and the Purchasers hereby waive and agree that they will not, unless otherwise explicitly provided in this Agreement, exercise) (a) any right to vote the Participation acquired hereunder, provided that notwithstanding any other provision contained herein, without the prior written consent of the Purchasers the Sellers shall not agree to: (1) a reduction of the principal amount of, or rate of interest on, the Term Loan, (2) a change the stated date for final payment of the Term Loan or interest thereon (unless concurrently with any such date change, the maturity date or final termination date of the outstanding Revolving Loans and Acquisition Loans are extended so that the Term Loan and interest thereon retain stated maturity dates no later than thirty-one days following final stated maturity of the Acquisition Loans and/or Revolving Loans) or (3) a change in the exchange rate or terms of exchange of the Term Loan for the Shares; PROVIDED that the terms of the foregoing proviso shall not be applicable in the event of any bankruptcy case or insolvency proceedings or similar action of any kind, (b) any right to vote on any matter as a participant under the Loan Agreement or any other Loan Document,
(c) any right to receive payments directly from the Borrower or any other Loan Party under the Loan Agreement or otherwise in respect of the Obligations or the Participation acquired hereunder, (d) any right to require any Seller or the Agent to marshal any of the Collateral or any other Collateral for the Loans or that the any Seller, Lender or the Agent pursue or not pursue any guarantor, (e) any rights of recourse to or with respect to the Collateral or any other assets or property of the Borrower or any other security for any or all of the Loans and other

Obligations or any other rights to proceed or deal directly with or against the Borrower in respect of the Term Loan (or any other Obligations) or the Participation or the Collateral until, in each case, such time as the Lenders have been indefeasibly repaid in full in cash all of their respective interests in the Loans and other Obligations (i.e., Full Payment), (f) ask, demand, sue for, take, receive, accept or retain from any source (other than any Seller) any payment with respect to the Participation or any security or collateral therefor, (g) make or present any proof of claim against the Borrower with regard to the Participation in the event of any distribution of assets or readjustment of indebtedness of the Borrower whether by reason of a bankruptcy or the application of the assets of the Borrower to the payment or liquidation thereof, or contest any use of cash collateral or debtor-in-possession financing arrangements consented to by any Seller, or (h) set off any amounts owing to the Purchasers by the Borrower with regard to the Participation against any amounts owing by the Purchasers to the Borrower. The Purchasers agree that they shall not become members of any creditors committee nor shall the Purchasers extend any debtor in possession financing arrangements to the Borrower or any other Loan Party unless all of the Obligations (other than the Term Loan) have been satisfied in full. All references in this Agreement to the Term Loan shall also include any proceeds, replacements and substitutions for the Term Loan, including, without limitation, cash, stock, notes or any other property received in any bankruptcy, insolvency or liquidation proceedings relating to the Borrower and the terms and conditions of this Agreement shall apply to any and all of the foregoing referred to in this sentence.

       3.     EFFECT OF PAYMENT RESCISSION.   If,  after any Seller has paid to
the Purchasers the Purchasers' share of any amount received by any Seller or of any application of funds made by the Lenders in respect of the Loans, such payment or application is rescinded or must otherwise be returned by the Lenders or the Agent, whether to the Borrower or to a trustee, receiver, liquidator, custodian or other similar official or otherwise, for any reason, the Purchasers will upon demand by any Seller or the Agent promptly pay back to such Seller as applicable the Purchasers' share of the amount so returned, together with the Purchasers' share of any interest paid by the Seller with respect thereto.

4.     RIGHTS OF LENDERS

       4.1    EXERCISE OF RIGHTS AND REMEDIES.   (a)    The  Purchasers covenant
and agree that, until such time as the Lenders have been indefeasibly repaid in full in cash all of their respective interests in the Obligations (I.E., until Full Payment), without notice to or by the Purchasers and without affecting or impairing in any way the obligations or liability of the Purchasers hereunder, the Agent or any Lender may, from time to time, all in their sole discretion, as though the Sellers had not sold the Participation, exercise any right or remedy that the Agent or such Lender may have with respect to any or all of the Loans and other Obligations or any Collateral or other assets or property securing any or all of the Loans and other Obligations or any guaranty thereof, including, without limitation, judicial foreclosure, nonjudicial foreclosure, exercise of a power of sale, and taking a deed, assignment or transfer in lieu of foreclosure as to any such property and the Purchasers expressly waive any defense based upon the exercise of any such right or remedy, notwithstanding the effect thereof upon any of the Purchasers' rights, including, without limitation, any destruction of the Purchasers' right of subrogation against Borrower.

              (b) The Sellers hereby agree that notwithstanding anything to the contrary contained herein, the right of the Sellers to exchange the Term Loan for capital stock of Holdings (the "SHARES") pursuant to Section 5 of the Term Note shall be exercisable by the Sellers only upon the written direction (the "EXCHANGE DIRECTION") of the Purchasers in the form attached hereto as Exhibit A. The Sellers further agree that upon receipt of the Exchange Direction, the Sellers shall promptly (i) comply with the terms thereof and of such Section 5 and (ii) designate that the Shares be issued in the name of the Person specified in the Exchange Direction.

       4.2 COSTS. Subject to Section 5.2(b) below, the Lenders and the Agent shall determine in their sole discretion whether to incur any costs or expenses (including attorneys' fees and court costs, collection expenses and other legal or extraordinary expenses), in connection with the collection of any monies from the Borrower or out of its assets, the enforcement of any of the Lenders' or the Agent's rights and remedies under the Loan Agreement or any other Loan Documents and the care, preservation or disposition of the Collateral. In the event that the Lenders or the Agent incur any such costs or expenses, such costs and expenses shall, in accordance with Section 2.1 above, be payable out of any monies received or held by the Lenders or the Agent from the Borrower or out of the Borrower's or any Loan Party's assets before such monies are applied to the payment of the principal of or interest on the Loans.

       5. ADMINISTRATION. (a) Except upon an assignment as provided in subsection (b) of this Section 5, the account of the Borrower and all transactions in connection therewith shall be conducted solely in the Lenders', the Sellers' or the Agent's name, without charge to the Purchasers for the Sellers' or the Agent's administrative or clerical expenses except as provided in Section 4.2 and/or Section 9 hereof. So long as any Loans are outstanding the respective Seller or the Agent as applicable shall service and manage the Loans and handle all matters concerning the Collateral (including the protection, preservation and disposition thereof) in accordance with the Seller's or Agent's usual practice in managing their respective affairs in the ordinary course of business; PROVIDED, HOWEVER, that neither any Seller nor the Agent shall be liable for any error of judgment or for any action taken or omitted by any Seller or the Agent except for actions taken or omitted by such Seller or the Agent as a result of such Seller's or the Agent's bad faith or willful misconduct as determined by a court of competent jurisdiction after all possible appeals have been exhausted.

              (b) Upon payment in full of the Lenders' Share of the Loans and all other amounts owing to the Lenders and the Agent under the Loan Agreement, the Note and the other Loan Documents (other than the principal amount of the Term Loan and interest accrued thereon), no Seller nor the Agent shall have any obligation to enforce their rights under this Agreement for the Purchasers' benefit, including, without limitation, their rights in the Collateral, but the Sellers shall upon the request of the Purchaser promptly thereafter assign to the Purchasers the Sellers' respective rights under the Term Notes, without recourse, representation or warranty of any kind; PROVIDED, HOWEVER, that any such assignment shall automatically and without further action revert to the respective Seller in the event that such Seller is required to disgorge any payment theretofore received by such Seller in respect of the Loans or such payment is otherwise rescinded as a result of any of the circumstances set forth in Section 3 above, and the Purchasers will upon demand by any Seller or the Agent promptly pay back to such Seller as applicable any amount received by the Purchasers in respect of the Term Loan up to the amount disgorged by such Seller.

       6. DEFINITIONS. For purposes hereof, (a) "LOANS" shall mean the loans, advances or other financial accommodations made by Lenders to the Borrower (including, without limitation, Term Loans and the Risk Participation Liabilities owing to the Lenders) from time to time under the Loan Agreement,
(b) "LENDERS' SHARE OF THE LOANS" shall mean the excess, if any, of the Obligations outstanding from time to time over the amount of the Term Loan, (c) "NOTE" shall mean collectively the promissory notes evidencing the Loans from time to time and shall include the Risk Participation Liabilities whether or not evidenced by any promissory note, and (d) "SECURITY DOCUMENTS" shall mean the Loan Documents, as defined in the Loan Agreement, relating to collateral security for the Loans each between the Agent and any other Loan Party, as each such Agreement may be supplemented, modified, amended and/or renewed.

7.     REPRESENTATIONS, WARRANTIES AND COVENANTS

       7.1 PURCHASERS REPRESENTATIONS, WARRANTIES AND COVENANTS. The Purchasers hereby represent and warrant to the Sellers and the Agent, subject to
Section 11.18 below, that:

              (a) this Agreement has been duly and validly authorized, executed and delivered and constitutes the valid and binding obligation of the Purchasers, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

              (b) the execution and delivery of this agreement does not violate or constitute a default under any order, judgment, decree, instrument, contract, agreement or other document to which the Purchasers are a party or by which it or its property is affected or bound;

              (c) it is in the Purchasers' direct interest to assist the Borrower by entering into this Agreement and providing this commitment;

              (d) the Purchasers are experienced and knowledgeable in financial matters and are fully aware of the current financial condition of Borrower and is executing and delivering this Agreement at Borrower's request and based solely upon the Purchasers' own independent investigation of all matters pertinent hereto and are not relying in any manner upon any representation or statements of any Seller, Lender or the Agent with respect thereto;

              (e) the Purchasers are in a position to obtain, and hereby assume, full responsibility for obtaining any additional information concerning Borrower's financial condition and any other matter pertinent hereto as the Purchasers may desire, and not relying upon or expecting any Seller, Lender or the Agent to furnish to the Purchasers any information now or hereafter in any Seller's possession concerning the same or any other matter; and

              (f) the Purchasers will, independently and without reliance upon any Seller, Lender or the Agent and based on such documents and information as the Purchasers may deem appropriate at the time, continue to make their own credit decisions with respect to the Participation sold to the Purchasers hereunder.

       7.2    ACKNOWLEDGMENT OF LIMITATION.   The Purchasers acknowledge that no
Seller, Lender or the Agent has made representations or warranties (express or implied) as to, and no Seller, Lender or the Agent assumes nor shall any Seller, Lender or the Agent have any liability or responsibility (express or implied) for or with respect to, (a) the due execution, legality, validity or enforceability of the Loan Agreement, the Notes or any other Loan Document, (b) the collectability of the Loans, (c) the financial condition of the Borrower or any other obligor under any Loan Document, (d) the value of the Collateral or of any Lender's or Agent's ability to realize upon the Collateral, (e) the accuracy or completeness of any statement, representation or warranty made by the Borrower or any other Loan Party in or in connection with any Loan Document, (f) the accuracy or completeness of any credit or other information furnished by any Seller, Lender or the Agent to the Purchasers, (g) the performance or observance by the Borrower or any other Loan Party of any of the terms, covenants or conditions of the Loan Agreement, the Notes or any other Loan Document or (h) the legality, validity, enforceability or priority of the Purchasers' interest in the Term Loan or the Collateral. The Purchasers acknowledge that they have received and reviewed copies of the Loan Agreement, the Notes and the other Loan Documents and that the Purchasers have, based on the Purchasers' review of the Loan Documents and such other documents and information as the Purchasers have deemed appropriate, made their own credit analysis and decision to purchase the Participation pursuant to the terms of this Agreement. Neither any Seller nor the Agent shall be under any obligation to provide the Purchasers with any information which has been or may hereafter be from time to time received by any Seller or the Agent from the Borrower or any Loan Party with respect to the Loan Agreement, the Loans or the other Loan Documents.

       7.3 SELLERS' REPRESENTATIONS. Each Seller represents and warrants to the Purchasers that this Agreement is such Seller's valid and binding obligation enforceable in accordance with its terms.

       7.4 SURVIVAL. All agreements, representations and warranties made in this Agreement shall survive delivery of this Agreement.

       8. TERMINATION. This Agreement, and each of the rights and obligations hereunder shall terminate on the earliest to occur of (a) the indefeasible repayment in full in cash of all Loans and other Obligations under the Loan Agreement (including, without limitation, the Term Loan), and the permanent reduction of the Commitments to zero (i.e., Full Payment) and

(b) the repayment in full in cash of all Loans and other Obligations under the Loan Agreement with the proceeds of a refinancing by the Borrower of the Loan Agreement, and the permanent reduction of the Revolving Loan Commitments to zero, and (c) if expressly consented to in writing by the Sellers, the date of a refinancing (if any) of the Term Loan on terms and conditions satisfactory to Lenders and Agent, and (d) exchange of the Term Loan for the Shares, and assignment to the Purchasers of all of the Sellers' right, title and interest in and to the Shares, in accordance with the terms of Section 2 of the Note and
Section 4.1(b) herein above.

9.     INDEMNIFICATION; DEFAULT BY PURCHASERS; WITHHOLDING TAXES.

       9.1 The Purchasers hereby exonerate and hold harmless each Seller, Lender and the Agent from any obligation or liability, express or implied, suffered by the Purchasers as a result of (i) any loss, depreciation of or failure to realize upon, the Loans or any Collateral securing the Loans or (ii) the Sellers', the Lenders' or the Agent's exercising or refraining from exercising any rights or taking or refraining from taking any actions arising pursuant to the Loans or (iii) the failure by the Sellers, the Lenders or the Agent to collect or receive payments of any sums owing from the Borrower with respect to the Loans, or for any mistake, omission or error of judgment in passing upon or accepting the Loans, the Collateral securing the Loans, if any, the Loan Documents, or in making any advances of monies or extensions of credit to Borrower in respect of the Loans, or in making any examinations, audits, or reviews of the affairs of Borrower in enforcing any remedies with respect to the Loans, or in granting to Borrower extensions of time for payment of the Loans, or in administering or monitoring the Loans and the Collateral securing the Loans. The Sellers, the Lenders and the Agent may consult with legal counsel, independent public accountants and other experts selected by them and shall not be liable for any action taken or omitted to be taken by them (i) in accordance with the advice of such Person or (ii) in connection with the Loans or the Loan Documents pursuant to any notice, consent, certificate or other writing received by any Seller, Lender or the Agent and believed by such Seller, Lender or the Agent in good faith to be genuine. Notwithstanding the foregoing, the Purchasers shall have no obligation to exonerate or hold harmless the Sellers, the Lenders or the Agent with respect to any such loss, cost, obligation or liability incurred by the Purchasers or any of them as a result of the gross negligence or willful misconduct of any Seller, Lender or the Agent. References to any Seller, Lender or the Agent in his Section 9 will be deemed to include its respective officers, directors, employees, agents, auditors, attorneys, affiliates, subsidiaries, successors, and assigns. Nothing contained in this
Section 9.1 shall be deemed to be a guaranty (or other assurance) by the Purchasers of the payment to the Sellers, Lenders or Agent of any of the Obligations.

       9.2    COSTS AND INDEMNIFICATION.  (a)   All routine costs and expenses
of administering the Loan Agreement and the Loans shall be borne exclusively by the Lenders, except that any costs, expenses, attorneys' fees or disbursements which the Lenders or the Agent may incur after the Funding Date in enforcing, maintaining or preserving rights with respect to the Term Loan, under the Loan Agreement or the Loan Documents as they pertain to the Term Loan, or which may be incurred in enforcing, protecting or realizing on the Collateral securing the Term Loan shall, to the extent not reimbursed by the Borrower, be shared by the Purchasers based on the proportionate share that the Term Loan bears to all of the Loans and Risk Participation Liabilities.

              (b) The Purchasers agree to reimburse each Seller, Lender and the Agent (to the extent not reimbursed by the Borrower and without limiting the obligations of the Borrower under the Loan Documents), ratably from and against any and all claims of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against any Seller, Lender and the Agent in any way relating to or arising out of this Agreement with respect to the Term Notes (including any claim relating to the exchange of the Term Notes for the Shares (including any claims arising under securities laws)); PROVIDED, HOWEVER, that the Purchasers shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from any Seller's or Lender's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction after the possible appeals have been exhausted. The Purchasers agree to indemnify and hold each Seller, Lender and the Agent harmless against any and all losses, liabilities, costs and expenses (including, without limitation, all expenses of litigation or preparation thereof, whether or not any Seller, Lender or the Agent, is a party thereto and all reasonable attorneys' fees) incurred by any Seller, Lender or the Agent, in connection with any legal action or proceeding arising as a result of this Agreement, the Term Notes (including any and all losses, liabilities, costs and expenses relating to the exchange of the Term Notes for the Shares (including any claims arising under securities laws)) or the sale of the Participation hereunder.

       9.3    NO INCONSISTENT ACTIONS.   The Purchasers hereby agree that they
will not, directly or indirectly, take any action or vote in any way that would be in violation of, or be inconsistent with, or result in a breach of, this Agreement or so as to challenge or contest in any bankruptcy case or insolvency proceeding or otherwise the validity or enforceability of this Agreement or any of the Loan Documents or any lien on or security interest in any Collateral. The Purchasers acknowledge and agree that the provisions herein contained are, and are intended to be, an inducement and a consideration to the Sellers and the Lenders to continue to hold or to acquire and continue to hold the Loans and each Seller shall be deemed conclusively to have relied on such provisions in making the Term Loan and in continuing to hold the Loans. If the Purchasers shall attempt to take any action in violation of this Agreement, any Seller, Lender or the Agent may interpose as a defense or plea the making of this Agreement and any Seller, Lender or the Agent may intervene and interpose such defense in its name, and any Seller, Lender or the Agent may by virtue of this Agreement restrain the violation thereof.

       9.4    WITHHOLDING TAXES.   The Purchasers represent that they are
entitled to receive all payments hereunder without the withholding of any tax and will furnish to the Sellers such forms, certifications, statements and other documents as any Seller may request from time to time in evidence and confirmation thereof and to enable any Seller to comply with any applicable laws or regulations relating thereto.

       10.    LOAN DOCUMENTS.   To the fullest extent permitted by law (taking
into account all waivers permitted by law), the validity and enforceability of this Agreement shall not be impaired or affected by any of the following: (a) any extension, amendment, modification or renewal of, or indulgence with respect to, or increases with respect to, or substitutions for, the Loans or any part thereof or any agreement relating thereto at any time; (b) any failure or omission by the Agent to perfect or maintain any Lien on, or preserve rights to, any security or collateral or to enforce any right, power or remedy with respect to the Loans or any part thereof or any agreement relating thereto, or any collateral securing the Loans, or any part thereof; (c) any waiver of any right, power or remedy or of any default with respect to the Loans or any part thereof for any agreement relating thereto or with respect to any Collateral securing the Loans or any part thereof; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any Collateral (other than all or substantially all of the Collateral) securing the Loans or any part thereof, any guaranties with respect to the Loans or any part thereof, or any other obligation of any Person with respect to the Loans or any part thereof, (e) the enforceability or validity of the Loans or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any Collateral securing the Loans or any part thereof; (f) the application of payments received from any source to the payment of indebtedness other than the Loans or any part thereof or amounts which are not covered by this Agreement even though any Seller, Lender or the Agent might lawfully have elected to apply such payments to any part or all of the Loans or to amounts which are not covered by this Agreement; (g) any change of ownership of the Borrower or the insolvency, bankruptcy or any other change in the legal status of the Borrower; (h) te change in or the imposition of any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Loans;
(i) the existence of any claim, setoff or other rights which the Purchasers may have at any time against the Borrower or any Seller, Lender or the Agent or any Person related thereto, whether in connection herewith or any unrelated transaction; (j) the success or failure of the business of the Borrower or the inability of the Purchasers to realize anticipated benefits therefrom; (k) any borrowing, use of cash collateral, or grant of a Lien by the Borrower, as debtor in possession, under Section 363 or 364 of the United States Bankruptcy Code or otherwise; (l) the disallowance of all or any portion of any Seller's claims for repayment of the Loans under Section 502 or 506 of the United States Bankruptcy Code or otherwise; or (m) any other fact or circumstance which might otherwise constitute grounds at law or equity for the discharge or release of the Purchasers from their obligations hereunder, all whether or not any of the Purchasers shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (m) of this Section. Without limiting the generality of the foregoing, any Seller or Lender may lend money to, and generally engage in any kind of banking, trust or other business with any Loan Party as if it were not a party hereto or acting as Agent, and no such lending or other activities shall affect or modify in any way any of any Seller's, Lender's or Agent's rights hereunder or any Purchasers' obligations hereunder.

11.    MISCELLANEOUS.

       11.1 AMENDMENT. The terms and provisions hereof may not be waived, altered, modified or amended, except in writing executed by all of the parties hereto.

       11.2   NOTICES.   Any notice that a party shall be required or shall
desire to give to any other hereunder shall be given by personal delivery, by telecopy or by depositing the same in the U.S. mail first class postage prepaid, return receipt requested at the address specified with respect to each party on the signature page hereof, and any such notice shall be deemed duly given on the date of personal delivery or the date of transmission by telecopier or three days after the date of mailing as aforesaid. Any party may change its address for the purpose of receiving notices hereunder by giving written notice thereof to the other parties in accordance therewith. Notwithstanding the foregoing, any notice to the Purchasers shall be deemed to have been delivered to all of the Purchasers upon delivery of the same to Kenneth Liang, in his capacity as the designated representative to receive notices on behalf of the Purchasers hereunder, in accordance with this Section 11.2. Such notices shall be given to the Purchasers c/o Kenneth Liang, Oaktree Capital Management, LLC, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, facsimile (213) 830-8522.

       11.3 REFERENCES TO BORROWER. The term "Borrower" as used herein shall also refer to the successors and assigns of the Borrower including, without limitation, a receiver, trustee, custodian or debtor or debtor in possession of or for such Borrower. No other Person (including, without limitation, the Borrower) shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement or shall be a direct or indirect beneficiary of or have any direct or indirect cause of action or claim in connection with this Agreement, nor shall this Agreement affect the obligations of the Borrower to any Seller or the Agent under the Loan Agreement or any other Loan Document.

       11.4   SECTION HEADINGS.  Section headings are used herein for
convenience of reference only.   Each party acknowledges that the same may not
describe completely the subject matter of the applicable Section and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof.

       11.5    ASSIGNMENT.   The Purchasers may not assign, sell, participate,
pledge, hypothecate, exchange or otherwise transfer all or any part of the Participation without the prior written consent of the Sellers, which consent shall not be unreasonably withheld. Any assignment permitted in accordance with this Section 11.5 shall be conditioned upon such assignee's expressly agreeing in writing to be bound by the obligations of the Purchasers hereunder and the terms and conditions of this Agreement.

       11.6 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. The provisions contained in this Agreement relating to the priority of payments with respect to the Obligations and the subordination of the Participation are intended solely to define the relative rights of the Seller, Lenders, Agent and the Purchasers and their respective successors and permitted assigns. Nothing contained in this agreement is intended to or shall impair, as between the holders of the Obligations and the Borrower, the obligation of the Borrower to pay the Obligations, or is intended to or shall affect the relative rights of the Borrower or creditors of the Borrower other than the Sellers and, as holders of the Participation, the Purchasers.

       11.7   NOT SECURITIES.   The Purchasers acknowledge that the
Participation is being made at the Purchasers' request and suggestion based upon the Borrower's request to the Sellers, and is the purchase of an undivided, subordinate interest in an ordinary debt and related Collateral, if any. The Purchasers acknowledge that the Loan Documents, this Agreement and the Participation hereunder are not intended to constitute a security for purposes of any applicable securities law and are not being acquired with a view for resale that would violate any applicable securities law. The Purchasers are purchasing the Participation to assist the Borrower in meeting its immediate working capital needs which could not otherwise be met. Nothing herein contained shall create a partnership or joint venture or confer upon any of the parties hereto any interest in, or subject any of them to any liability for the business, assets, profits, losses or obligations of the other, except only for the transfer of the interest represented by the sale of the Participation in which the Purchasers are expressly hereunder participating with the Sellers. The execution of this Agreement shall not impose any fiduciary or other similar duty on the Sellers, Lenders or the Agent in relation to the Purchasers.

       11.8 CONSTRUCTION: SEVERABILITY. If any provision of this Agreement or the application hereof to any party or circumstances is held invalid, void, inoperative or unenforceable, the remainder of this Agreement and the application of such provision to other parties or circumstances shall not be affected thereby, the provisions of this Agreement being severable in such instance. Ambiguities herein shall not be construed against the Sellers, Lenders or the Agent. Defined terms may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

       11.9 DELAYS. No delay, omission or neglect with respect to the exercise of any right under this Agreement shall impair such right or be construed to be a waiver or any acquiescence herein and any single or partial exercise of any such right shall not preclude other or further exercise hereof or the exercise of any other right. All remedies contained in this Agreement and the documents, instruments and collateral related thereto or otherwise afforded to the Sellers, Lenders or the Agent by law or in equity shall be cumulative and all shall be available to the Sellers, Lenders or the Agent until Full Payment of the Loans.

       11.10  SPECIFIC ENFORCEMENT; NO IMPAIRMENT.  The Purchasers agree that
(a) the provisions of this Agreement shall be specifically enforceable against it by each Seller and irrevocably waives any defense based upon the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance and (b) without notice to or further assent by it, the Loans may from time to time, in whole or in part, be renewed, extended, increased or released by the Lenders, the Sellers or the Agent, as any of them may deem advisable, and that any Seller and/or the Agent may take any other action it may deem necessary or appropriate in connection with the Loans, all without in any manner or to any extent impairing or affecting the obligations of the Purchasers hereunder.

       11.11 ENTIRE AGREEMENT. This Agreement, together with any schedules and exhibits hereto constitute the entire agreement among the parties hereto with respect to the subject matter hereof. All previous agreements between the parties hereto with respect to the subject matter hereof, written or oral, are superseded by this Agreement. All representations, warranties, covenants and agreements shall survive execution, delivery of this Agreement and the purchase and sale of the Participation contemplated herein.

       11.12 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Illinois.

       11.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and facsimile copies of any signature will be treated as original signatures.

       11.14  CONSENT TO JURISDICTION.   THE PURCHASERS HEREBY CONSENT TO THE
JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS OR WITHIN NEW YORK COUNTY, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO SELLERS' OR AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TERM NOTE(S), OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. THE PURCHASERS HEREBY SUBMIT TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO ANY SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL IN THE MANNER PROVIDED FOR IN SECTION
11.2 HEREOF. THE PURCHASERS ACCEPT FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS OR ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR SIMILAR BASIS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, THE TERM NOTE(S), THE OTHER LOAN DOCUMENTS OR THE OBLIGATIONS.

       11.15 CURRENT. All payments required hereunder shall be made in United States dollars.

       11.16 WAIVER. THE PURCHASERS AND THE SELLERS AND THE AGENT ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. THE PURCHASERS, THE SELLERS AND THE AGENT EACH HEREBY KNOWINGLY, VOLUNTARILY, AND WITHOUT COERCION, WAIVE ALL RIGHTS TO A TRIAL BY JURY FOR ALL DISPUTES INVOLVING OR RELATING TO THIS AGREEMENT. NEITHER THE PURCHASERS NOR ANY SELLER NOR THE AGENT WILL BE DEEMED TO HAVE RELINQUISHED THIS JURY TRIAL WAIVER UNLESS SUCH RELINQUISHMENT IS IN A WRITTEN INSTRUMENT SIGNED BY THE PARTY TO BE CHARGED.

       11.17 ADDITIONAL SELLERS. Without limiting the generality of any other provision contained herein (including the right of a Seller to assign), at any time that any Lender (besides Heller) becomes a holder of all or any portion of the Term Loan as confirmed in writing to Purchasers by Heller, such other Lender shall thereupon, without further action hereunder by any other person, firm or entity, be deemed to be a Seller hereunder as if it were an original party hereto and each reference to "Seller" shall also mean and be a reference to such other Lender. Each such new Seller shall execute and deliver to the other parties hereto a counterpart signature page hereof in form and substance satisfactory to Heller in confirmation of the foregoing.

       11.18 LIMITATIONS ON LIABILITY OF PURCHASERS. The parties hereto acknowledge and agree that in no event shall any of the partners, officers, directors, shareholders, employees, agents or investment managers (collectively, "Representatives") of Oaktree Capital Management, LLC or TCW Special Credits or of any Purchasers have any obligation or liability to Sellers for any action taken or omitted to be taken or omitted by or on behalf of any Purchasers hereunder or in connection herewith (such obligation and liability being the sole responsibility of such Purchasers hereunder) except for any liability or obligation arising from gross negligence or willful misconduct. The parties hereto further acknowledge and agree that (i) all obligations and liabilities of each Purchasers under this Agreement or in connection herewith are enforceable solely against such Purchasers and their assets and not against the assets of Oaktree Capital Management, LLC or TCW Special Credits or of any Purchasers or any Representatives of Oaktree Capital Management, LLC or TCW Special Credits or of any Purchasers, and (ii) the obligations and liabilities of each of the Purchasers shall be several in the proportions set forth on Schedule IA hereto and not joint and several.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                   HELLER FINANCIAL, INC.,
                                   as a Seller and as Agent

                                   By  /s/ William Vukovich
                                       -------------------------
                                            Name:  William Vukovich
                                            Title:  Assistant Vice President

                                            500 West Monroe
                                            Chicago, Illinois 60661
                                            Attn: HBC Portfolio Manager
                                            Telecopy No.: (312) 441-7026
                                            Attn: Legal Department/HBC
                                            Telecopy No.: (312) 441-6969

                                   OCM PRINCIPAL OPPORTUNITIES FUND, L.P.
                                      By:  Oaktree Capital Management, LLC
                                      Its:  General Partner

                                                 By: /s/  Stephen A. Kaplan
                                                     -------------------------
                                                     Stephen A. Kaplan
                                                     Principal


                                                 By: /s/  Vincent J. Cebula
                                                     -------------------------
                                                     Vincent J. Cebula
                                                     Managing Director

                                   TCW SPECIAL CREDITS, as general partner and
                                      investment manager of the funds and
                                      accounts set forth on Schedule I

                                      By:  TCW Asset Management Company
                                      Its: Managing General Partner

                                                 By: /s/ Richard Masson
                                                     -------------------------
                                                     Richard Masson
                                                     Authorized Signatory


                                                 By: /s/ Matthew Barrett
                                                     -------------------------
                                                     Matthew Barrett
                                                     Authorized Signatory

                                      SCHEDULE I

TCW SPECIAL CREDITS FUND IIIB

TCW SPECIAL CREDITS TRUST IIIB

THE COMMON FUND FOR BOND INVESTMENTS, INC.

DELAWARE STATE EMPLOYEES' RETIREMENT FUND

WEYERHAEUSER COMPANY MASTER RETIREMENT TRUST (TCW)

TCW SPECIAL CREDITS TRUST

TCW SPECIAL CREDITS TRUST IV

TCW SPECIAL CREDITS TRUST IV-A

TCW SPECIAL CREDITS FUND IV

TCW SPECIAL CREDITS PLUS FUND

                                    SCHEDULE IA

  PARTICIPANT                                                 ALLOCATION
  -----------                                                 ----------
TCW SPECIAL CREDITS FUND IIIB                                   17.333%

TCW SPECIAL CREDITS TRUST IIIB                                  12.333%

THE COMMON FUND FOR BOND INVESTMENTS, INC.                       1.167%

DELAWARE STATE EMPLOYEES RETIREMENT FUND                         3.333%

WEYERHOUSER COMPANY MASTER RETIREMENT TRUST (TCW)                6.333%

TCW SPECIAL CREDITS TRUST                                        8.667%

TCW SPECIAL CREDITS TRUST IV                                     5.000%

TCW SPECIAL CREDITS TRUST IV-A                                   1.833%

TCW SPECIAL CREDITS FUND IV                                      5.667%

TCW SPECIAL CREDITS PLUS FUND                                    6.333%

OCM PRINCIPAL OPPORTUNITIES FUND, L.P.                          32.000%

                                                                    Exhibit A to
                                                      Subordinated Participation
                                                                       Agreement


                                    [PURCHASERS]


Heller Financial, Inc.
500 West Monroe Street
Chicago, Illinois  60661

Attention:  Exchange Instruction

Ladies and Gentlemen:

With reference to the Subordinated Participation Agreement dated as of October ___, 1999 (the "Participation Agreement"; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Participation Agreement), by and between [Purchaser] and Heller Financial, Inc., a Delaware corporation ("Heller"), you are hereby authorized and instructed to exercise the right granted to you pursuant to Section 5 of the Term Loan Note (the "Note") issued in your favor on October ___, 1999, by UnionTools, Inc., a Delaware corporation.

       Without limiting the foregoing, you are hereby instructed to (i) submit a written notice to the Borrower in accordance with Section 5 of the Note within ___ days of your receipt of this instruction and (ii) designate
[___________________] as the Person in whose name the Shares should be issued in accordance with Section 4.1(b) of the Participation Agreement.

       In consideration of the foregoing, the [Purchaser] hereby represents and warrants to you and to the Borrower as follows:

       (a) We are each an "accredited investor" within the meaning of Rule 501 of the Securities Act of 1933, as amended (the "Act");

       (b) The Shares are being acquired by us for our own account, and not with a view to any distribution thereof in a transaction that would violate the Act or the securities laws of any State of the United States or any other applicable jurisdiction;

       (c) We intend to hold the Shares for investment purposes only and have no present intention to resell the Shares;

       (d) We acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to acquire the Shares; and

       (e) We understand that the Shares are being offered in a transaction not involving any public offering within the meaning of the Act and that the Shares have not been and will not be registered under the Act.

                                                        Sincerely,

                                                        [PURCHASERS]